EXHIBIT 10.20
                                                                    TO FORM 8-K
                                                   (EVENT DATE: APRIL 14, 2004)


                          SECURITIES PURCHASE AGREEMENT


         This Securities Purchase Agreement (this "Agreement") is dated as of April 8, 2004, by and among Pacific CMA, Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:


                                    ARTICLE I
                                   DEFINITIONS

         1.1  Definitions.  In addition to the terms  defined  elsewhere in this
Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

              "Action" shall have the meaning ascribed to such term in Section 3.1(j).

              "Actual Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and shares of Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Preferred Stock are held until the third anniversary of the Closing Date and all dividends are paid in shares of Common Stock until such third anniversary, subject to the limitation on the number of shares of Common Stock issuable hereunder set forth in
         Section 5(a)(iii) of the Certificate of Designation.

              "Affiliate" means any Person that,  directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.



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                        "Certificate  of  Designation"  means the Certificate of
            Designation to be filed prior to the Closing by the Company with the Secretary of State of Delaware, in the form of Exhibit A attached hereto.

              "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

              "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) each Purchaser's obligations to pay the Subscription Amount have been satisfied or waived (ii) and the Company's obligations to deliver the Securities have been satisfied or waived.

              "Commission" means the Securities and Exchange Commission.

              "Common Stock" means the common stock of the Company, par value no per share, and any securities into which such common stock shall hereinafter been reclassified into.

              "Common Stock  Equivalents" means any securities of the Company or the  Subsidiaries  which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

              "Company Counsel" means Gusrae, Kaplan & Bruno, PLLC, 120 Wall Street (11th Floor), New York, New York 10005.

              "Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

              "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              "Exempt Issuance" the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any existing stock or option or any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities, and (c) securities issued in and/or in connection with any joint venture, merger, acquisition of stock or assets and/or any similar transaction, the primary purpose of which is not to raise funds.


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


              "FW" means Feldman Weinstein LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

              "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

              "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

              "Losses" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys' fees.

              "Market Price" shall mean the average of the 30 VWAPs immediately prior to the date hereof, but in no event shall the Market Price be more than $1.60, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

              "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

              "Material Permits" shall have the meaning ascribed to such term in
         Section 3.1(m).

              "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

              "Preferred Stock" means the up to 6,000 shares of the Company's 6% Series A Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation.

              "Principal Market" initially means the American Stock Exchange and shall also include the New York Stock Exchange, the NASDAQ Small-Cap Market or the NASDAQ National Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

              "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

              "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and each Purchaser, in the form of Exhibit B.

              "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Underlying Shares.

              "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).


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


              "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

              "SEC  Reports"  shall have the  meaning  ascribed  to such term in
         Section 3.1(h).

              "Securities" means the Preferred Stock, the Warrants and the Underlying Shares.

              "Securities Act" means the Securities Act of 1933, as amended.

              "Set Price" shall have the meaning ascribed to such term in the Certificate of Designations.

              "Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Principal Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares and shares of Common Stock issuable upon exercise of the Warrants and the common stock purchase warrants issued to Pacific Summit Securities in connection with the terms and conditions contemplated by this Agreement in excess of 19.9% of the Company's issued and outstanding Common Stock on the Closing Date.

              "Stated Value" means $1,000 per share of Preferred Stock.

              "Subscription Amount" shall mean, as to each Purchaser, the amount to be paid for the Preferred Stock purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement, in United States Dollars.

              "Subsidiary" means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).

              "Trading Day" means any day during which the Principal Market shall be open for business.

              "Transaction Documents" means this Agreement, the Certificate of Designation, the Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

              "Underlying Shares" means the shares of Common Stock issuable upon conversion of the Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock.

              "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time);
         (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC


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


         Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

              "Warrants" means the Common Stock Purchase Warrants, in the form of Exhibit C, delivered to the Purchasers at the Closing in accordance with Section 2.2 hereof, which warrants shall be exercisable immediately upon issuance for a term of 7 years

              "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.


                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 Closing. On the Closing Date, each Purchaser shall purchase from the Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to each Purchaser, (a) shares of Preferred Stock with an aggregate Stated Value equal to such Purchaser's Subscription Amount; and (b) the Warrants as determined pursuant to Section 2.2(a). The aggregate number of shares of Preferred Stock issued hereunder shall be up to 6,000. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of FW or such other location as the parties shall mutually agree.

         2.2 Conditions to Closing. The Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:

                  (a) The Company shall have delivered or caused to be delivered to each Purchaser the following:

                        (i) this Agreement duly executed by the Company;

                        (ii) a  certificate  evidencing  a number  of  shares of
                  Preferred Stock equal to such Purchaser's Subscription Amount divided by the Stated Value, registered in the name of such Purchaser;

                        (iii) a Warrant registered in the name of such Purchaser
                  to purchase up to a number of shares of Common Stock equal to 25% of such Purchaser's Subscription Amount divided by the Market Price on the date hereof, with an exercise price equal to $1.76, subject to adjustment therein;

                        (iv) a Warrant  registered in the name of such Purchaser
                  to purchase up to a number of shares of Common Stock equal to 25% of such Purchaser's Subscription Amount divided by the Market Price on the date hereof, with an exercise price equal to $2.00, subject to adjustment therein;


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


                        (v) a legal opinion of Company  Counsel,  in the form of
                  Exhibit D attached hereto, addressed to each Purchaser;

                        (vi) the written voting agreement, in the form of Exhibit E attached hereto, of all of the officers, directors and shareholders holding more than 10% of the issued and outstanding shares of Common Stock on the date hereof, including, but not limited to, Alfred Lam and Buller Services Corp., to vote all Common Stock owned by each of such shareholders as of the record date for the annual meeting of shareholders of the Company in favor of Shareholder Approval amounting to, in the aggregate, at least 51% of the issued and outstanding Common Stock; and

                        (vii) the Registration Rights Agreement duly executed by
                  the Company.

                  (b) At the Closing, each Purchaser shall have delivered or caused to be delivered to the Company the following:

                        (i) this Agreement duly executed by such Purchaser;

                        (ii)  such  Purchaser's   Subscription  Amount  by  wire
                  transfer to the account as specified in writing by the Company; and

                        (iii) the Registration Rights Agreement duly executed by
                  such Purchaser.

                  (c) All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

                  (d) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the shares of Preferred Stock at the Closing.


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


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure
Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

                  (a) Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

                  (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.


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


                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than Required Approvals. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents except where such violation could not, individually or in the aggregate, constitute a Material Adverse Effect.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
         (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, or (iv) conflict with or violate the terms of any agreement by which the Company or any Subsidiary is bound or to which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
         (i) the filings  required  under  Section 4.4, (ii) the filing with the


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         Commission of the Registration  Statement,  (iii) the application(s) to each applicable Principal Market for the listing of the Underlying Shares for trading thereon in the time and manner required thereby,
         (iv) the filing with the Commission of a Form D pursuant to Commission Regulation D, and (v) applicable Blue Sky filings (collectively, the "Required Approvals").

                  (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Actual Minimum on the date hereof.

                  (g) Capitalization. The capitalization of the Company is as described in the Company's most recent periodic report filed with the Commission. Other than as described in the SEC Reports, the Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents outstanding. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Other than options issued pursuant to the Company's stock option plans as described in the SEC Reports, and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the shares of Preferred Stock. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing


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


         materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and
         (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                  (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

                  (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  (o) Patents and Trademarks.  The Company and the  Subsidiaries
         have,  or  have  rights  to  use,  all  patents,  patent  applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

                  (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

                  (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

                  (s) Certain Fees. Except as set forth in Schedule 3.1(s), attached hereto, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, and compliance by Pacific Summit Securities with the requirements of Regulation D of the Securities Act and Rule 506 promulgated thereunder, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

                  (u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the shares of Preferred Stock, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  (v) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                  (w) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (x) Application of Takeover  Protections.  The Company and its
         Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the

         Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (y) Disclosure. Other than the terms of this Agreement, the Company confirms that, other than transactions contemplated by this Agreement, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section
         3.2 hereof.

                  (z) No Integrated Offering. Neither the Company, nor, to the best of its knowledge, any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or which could violate any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market.

                  (aa)  Solvency/Indebtedness.  Based on the financial condition of the Company as of the Closing Date: (i) the fair saleable market value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature;
         (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                  (bb) Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock by the Purchasers under Form S-3 promulgated under the Securities Act and the Company hereby covenants and agrees to use its best efforts to maintain its eligibility to use Form S-3 until the Registration Statement covering the resale of the shares of Preferred Stock shall have been filed with, and declared effective by, the Commission.

                  (cc) Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

                  (dd) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor, to the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation
         D) or general advertising with respect to the sale of the Preferred Stock or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Preferred Stock, the Underlying Shares or the Warrants under the Securities Act or made any "directed selling efforts" as defined in Rule 902 of Regulation S.

                  (ee) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity,
         (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or
         (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (ff) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                  (gg) Seniority. As of the date of this Agreement, no other equity of the Company is senior to the Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (b) Investment Intent. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3),
         (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

                  (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f) Open Short Position. Each Purchaser, for itself only, represents and warrants that (i) as of April 8, 2004, neither it, any of its Affiliates nor any person or entity acting at the direction of such Purchaser, holds an open short position in the Common Stock, and
         (ii) confirms that it acknowledges and understands that it may not directly cover a short sale made prior to the Effective Date with shares of Common Stock registered for resale by such Purchaser on the Registration Statement.

                  (g) No Advice. Each Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. In making an investment decision as to whether to purchase the Preferred Stock and Warrants offered hereby, each Purchaser has relied solely upon the SEC Reports and the representation and warranties of the Company contained herein and has conducted its own due diligence. Each Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the officers and all such questions have been asked and answered by the Company to the satisfaction of the Purchaser.

                        The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.


                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 Transfer Restrictions.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion and shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) Each Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Securities:

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b)):
         (i) while a registration statement (including the Registration Statement) covering the resale of such Underlying Shares is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). If all or any shares of Preferred Stock or any portion of a Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section
         4.1(c), it will, no later than five (5) Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Securities issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Underlying Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $2,000 of Underlying Shares (based on the VWAP on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to this Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

                  (e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

                  (f) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities in accordance with all applicable laws, rules and regulations and pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

         4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to each Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for each Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

         4.4 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the date hereof, issue a press release or file a Current Report on Form 8-K, in each case reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Principal Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Principal Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause
(i) or (ii).

         4.5 Shareholders Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

         4.6 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables, capital lease obligations, and accrued expenses in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation. Prior to the receipt of Shareholder Approval, the Company shall not declare or pay any cash dividend on its shares of Common Stock while any shares of Preferred Stock remain outstanding. At the Closing, the Company shall deliver to each Purchaser a completed and executed copy of the Closing Statement, in the form of Annex A, attached hereto.

         4.8 Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely as a result of such Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. Provided such persons have acted in accordance with applicable laws, rules and regulations and have not breached and/or otherwise violated this Agreement, the Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

         4.9  Indemnification  of Purchasers.  Subject to the provisions of this
Section 4.9, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representation, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by an Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's (a) breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents; (b) willful and/or negligent actions; and/or (iii) violations of any applicable law, rule and/or regulation.

         4.10 Reservation and Listing of Securities.

                  (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

                  (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of
         (i) the Actual Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Actual Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the

         Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

                  (c) The Company shall: (i) in the time and manner required by the Principal Market, prepare and file with such Principal Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Actual Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Principal Market as soon as possible thereafter, (iii) provide to each Purchaser evidence of such listing, and (iv) use reasonable efforts to maintain the listing of such Common Stock on such Principal Market or another Principal Market. At the Company's 2004 shareholder meeting, the Company shall seek Shareholder Approval, with the recommendation of the Company's Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal.

                  (d) If, on any date, the Company is listed on a different Principal Market, then the Company shall take the necessary actions to list all of the Underlying Shares and Warrant Shares on such Principal Market as soon as reasonably possible.

         4.11 Conversion and Exercise Procedures. The form of Election to Purchase included in the Warrants and the forms of Conversion Notice included in the Certificate of Designation set forth the totality of the procedures required in order to exercise the Warrants or convert the Preferred Stock. No additional legal opinion or other information or instructions shall be necessary to enable each Purchaser to exercise their Warrants or convert their Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

         4.12 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

         4.13 Participation in Future Financing. Until the 6th month anniversary of the Effective Date, upon any financing by the Company of its Common Stock or Common Stock Equivalents (a "Subsequent Financing"), each Purchaser shall have the right to participate in up to 50% of such Subsequent Financing. At least 10 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 1 Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto. If by 6:30
p.m. (New York City time) on the 10th Trading Day after all of the Purchasers have received the Pre-Notice, notifications of the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to provide) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice. If the Company receives no notice from a Purchaser as of such 10th Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate. The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.13, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice. In the event the Company receives responses to Subsequent Financing Notices from Purchasers seeking to purchase more than the aggregate amount of the Subsequent Financing, each such Purchaser shall have the right to purchase their Pro Rata Portion (as defined below) of the Subsequent Financing. "Pro Rata Portion" is the ratio of (x) the Subscription Amount of a participating Purchaser and (y) the sum of the aggregate Subscription Amount of all participating Purchasers. Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance. For further clarity, the Additional Investment Option set forth in Section 4.15 shall not constitute a Subsequent Financing.

         4.14 Future Financings. From the date hereof until 60 days after the Effective Date, other than as contemplated by this Agreement, neither the Company nor any Subsidiary (with respect to Common Stock Equivalents) shall issue or sell any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock. Notwithstanding anything herein to the contrary, the 60 day period set forth in this Section 4.14 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Principal Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by each Purchaser for the resale of the Underlying Shares. Notwithstanding anything to the contrary herein, this
Section 4.14 shall not apply in respect of an Exempt Issuance. In addition to the limitations set forth herein, from the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or enter into an agreement to effect any Subsequent Financing involving a "Variable Rate Transaction" (as defined below). The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells

(i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. In addition, unless Shareholder Approval has been obtained and deemed effective in accordance with Section 4.10(c), the Company shall not make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the Set Price to the extent the holders of Preferred Stock would not be permitted, pursuant to Section 5(a)(iii) of the Certificate of Designations, to convert their respective outstanding Preferred Stock and Warrants in full.

         4.15 Additional Investment Option. From the date hereof until 180 days after the Effective Date, Crestview Capital Funds LLC ("Crestview") and Midsummer Investments Ltd. ("Midsummer") may, in their respective determination, elect to purchase additional Preferred Stock and Warrants for an aggregate purchase price of up to $2,000,000 as to Crestview and $1,000,000 as to Midsummer. Any additional investment will be on terms and prices identical those set forth in the Transaction Documents, mutatis mutandis. In order to effectuate a purchase and sale of the additional shares of Preferred Stock and Warrants, the Company and Crestview and/or Midsummer shall enter into the following agreements: (x) a securities purchase agreement identical to this Agreement, mutatis mutandis and shall include updated disclosure schedules and (y) a registration rights agreement identical to the Registration Rights Agreement, mutatis mutandis and shall include updated disclosure schedules. Any such additional investment shall close within 10 Trading Days of notice to the Company by Crestview and/or Midsummer that Crestview and/or Midsummer elects to exercise its rights hereunder.

         4.16  Re-incorporation in Delaware.  If the Company  re-incorporates in
Delaware (or any other jurisdiction), the Company shall, effective contemporaneously with any such re-incorporation, take all action necessary to convert the Securities into absolutely equivalent Securities of the successor corporation.


                                    ARTICLE V
                                  MISCELLANEOUS


         5.1 Fees and Expenses. At the Closing, the Company shall reimburse (a) Crestview $25,000, of which $15,000 shall be used for its legal fees and expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

         5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page prior to 5:30 p.m. (New York City time) on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) three Trading Days following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

         5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

         5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of a conversion of the Preferred Stock or exercise of the Warrant, the Purchaser shall be required to return any shares of Common Stock subject to such conversion or exercise notice.

         5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of each Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.16 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only Crestview. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

         5.17 Liquidated Damages. The Company's obligations to pay any accrued but unpaid partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all accrued and unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.




                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.



PACIFIC CMA, INC.                                 Address for Notice:
                                                  -------------------

                                                  Pacific CMA, Inc.
                                                  Unit D, 11F., Garment Centre
By: /s/ Lam King Ko Alfred                        No. 576-586 Castle Peak Road
    ----------------------
    Name:  Lam King Ko Alfred                     Cheungshawan, Kin.,
    Title: Chairman                               Hong Kong
                                                  E-mail: alfred@agihk.com
With a copy to (which                             VM: 011-852-2953-0929
shall not constitute notice):                     Fax: 011-852-2953-0939

Lawrence G. Nusbaum, Esq.
Gusrae, Kaplan & Bruno, PLLC
120 Wall Street, 11th Floor
New York, New York 10005
E-mail: lnusbaum@gkblaw.com
VM: (212) 269-1400
Fax: (212) 809-5449

        [PURCHASER SIGNATURE PAGES TO PAM SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Investing Entity:           Crestview Capital Master, L.L.C.
                         -----------------------------------------------------------------------------------

Signature of Authorized Signatory of Investing Entity:      /s/ Richard Levy
                                                       -----------------------------------------------------

Name of Authorized Signatory:       Richard Levy
                             -------------------------------------------------------------------------------

Title of Authorized Signatory:      Managing Member
                              ------------------------------------------------------------------------------

E-mail Address of Authorized Signature:         richard@crestviewcorp.com
                                       ---------------------------------------------------------------------



Address for Notice of Investing Entity:  95 Revere Drive, Suite A, Northbrook, Illinois 60062
                                       ---------------------------------------------------------



Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $2,000,000

Shares of Preferred Stock: 2,000

Warrant Shares: 625,000

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO PAM SECURITIES PURCHASE AGREEMENT]


         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Investing Entity:           Midsummer Investment, Ltd.
                         -----------------------------------------------------------------------------------

Signature of Authorized Signatory of Investing Entity:      /s/ Scott D. Kaufman
                                                       -----------------------------------------------------

Name of Authorized Signatory:       Scott D. Kaufman
                             -------------------------------------------------------------------------------

Title of Authorized Signatory:      Managing Director, Midsummer Capital, LLC, acting as
                              ------------------------------------------------------------------

                                                            investment manager of Midsummer Investment, Ltd.

E-mail Address of Authorized Signature:         sk@midsummercapital.com
                                       ---------------------------------------------------------------------



Address for Notice of Investing Entity: 485 Madison Avenue, 23rd Floor, New York, New York 10022
                                       ---------------------------------------------------------



Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $1,000,000

Shares of Preferred Stock:

Warrant Shares:

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

                                     ANNEX A

                                CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase $_____________________ of Preferred Stock and Warrants from Pacific CMA, Inc., (the "Company"). All funds will be wired to the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date:            April ____, 2004

I.   PURCHASE PRICE

                                          Gross Proceeds to be Received      $

II.   DISBURSEMENTS

                                                                             $
                                                                             $
                                                                             $
                                                                             $
                                                                             $

Total Amount Disbursed:                                                      $



WIRE INSTRUCTIONS:


To: _____________________________________





To: _____________________________________





To: _____________________________________

APPROVED:                                    APPROVED:

By:                                          By:
   ------------------------------------          -------------------------------

Name:                                        Name:
     ----------------------------------           ------------------------------

Title:                                       Title:
      ---------------------------------            -----------------------------

                                                                       EXHIBIT E


TO: The Purchasers of Pacific CMA, Inc. Series A Convertible Preferred Stock and
    Warrants

To Whom It May Concern:

         This letter will confirm my agreement to vote all shares of Pacific CMA, Inc., a Delaware corporation ("PAM") or any successor corporation voting stock over which I have voting control in favor of any resolution presented to the stockholders of PAM to approve the issuance, in the aggregate, more than 19.999% of the number of shares of common stock of PAM outstanding on the date of closing pursuant to that certain Securities Purchase Agreement, dated April 8, 2004, among PAM and the purchasers signatory thereto (the "Purchase Agreement") and the other agreements entered into in connection therewith or as otherwise may be required by the applicable rules and regulations of the American Stock Exchange (or any successor entity). This agreement is given in consideration of, and as a condition to enter into such Purchase Agreement and is not revocable by me.



                                           By: ________________________________
                                               Name of Stockholder:
                                               Percentage Beneficial Ownership:

                                     ANNEX B

                        SELLING STOCKHOLDER QUESTIONNAIRE


Pacific CMA, Inc.
1350 Avenue of the Americas
New York, New York 10019


Ladies and Gentlemen:

         I acknowledge that I am one of the selling stockholders in the offering of shares of common stock issuable upon conversion of shares of Series A Convertible Preferred Stock and shares of common stock issuable upon exercise of warrants to purchase shares of common stock, of Pacific CMA, Inc. ("PAM"). I purchased these shares of preferred stock and warrants in connection with PAM's private placement, under that certain Securities Purchase Agreement, dated April __, 2004, by and among PAM and each purchaser identified on the signature pages thereto, including me. I understand that I will be named as a selling stockholder in the prospectus that forms a part of the registration statement on Form S-3 that PAM will file with the Securities and Exchange Commission to register under the Securities Act of 1933 the shares I expect to sell. PAM will use the information that I provide in this Questionnaire to ensure the accuracy of the registration statement and the prospectus.

--------------------------------------------------------------------------------
                          Please answer every question.
                        If the answer to any question is
                  "none" or "not applicable," please so state.
 -------------------------------------------------------------------------------

1. Name. Type or print your name exactly as it should appear in the Registration Statement.

    ____________________________________________________________________________

2. Contact Information. Provide the address, telephone number and fax number where you can be reached during business hours.

    Address:
             -------------------------------------------------------------------


    Phone:
           ---------------------------------------------------------------------

    Fax:
         -----------------------------------------------------------------------

3. Relationship with PAM. Describe the nature of any position, office or other material relationship you have had with PAM during the past three years.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Organizational Structure. Please indicate or (if applicable) describe how you are organized.

    (a)   Are you a natural person?                              |_| Yes  |_| No
          (if so, please mark the box and skip to Question 5)

    (b)   Are you a reporting company under the 1934 Act?        |_| Yes  |_| No
          (if so, please mark the box and skip to Question 5)

    (c)   Are  you  a   majority-owned   subsidiary  of  a
          reporting company under the 1934 Act?
          (if so, please mark the box and skip to Question 5)    |_| Yes  |_| No

    (d) Are you a registered investment fund under the 1940 Act? |_| Yes |_| No (if so, please mark the box and skip to Question 5)

If you have answered "no" to all of the foregoing  questions,  please  describe:
(i) the exact legal description of your entity (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above), (iii) the names of each person or persons having voting and investment control over PAM's securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

Legal Description of Entity:
                            ----------------------------------------------------

Name of Entity(ies) Managing Such Entity (if any):
                                                   -----------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Name of Entity(ies) Managing such Entity(ies) (if any): -----------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Name(s) of Natural Persons Having Voting or Investment
Control Over the Shares Held by such Entity(ies):
                                                  ------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

5. Ownership of PAM Securities. This question covers your beneficial ownership of PAM securities. Please consult the Appendix A to this Questionnaire for information as to the meaning of "beneficial ownership." State the number of shares of PAM common stock that you beneficially owned as of ________ ___, 2004:

   No. of Shares of Stock _____________________________________________________

6. Plan of Distribution. I have reviewed the proposed "Plan of Distribution" attached to Registration Rights Agreement, dated April __, 2004 by and among the Company and the purchasers signatory thereto, and agree that the statements contained therein reflect my intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, I have communicated in writng to one of the parties listed above my signature on page 6 any changes to the proposed "Plan of Distribution" that are required to make these statements accurate and complete. |_| (Please check the box if you have made any changes to Appendix B)

7. Reliance on Responses. I acknowledge and agree that PAM and its counsel, _____________, shall be entitled to rely on my responses in this Questionnaire in all matters pertaining to the registration statement and the sale of any shares of common stock of PAM pursuant to the registration statement.


Please acknowledge that your answers to the foregoing questions are true and correct to the best of your information and belief by signing and dating this Questionnaire where indicated below. Please return the completed questionnaire via fax to ______________________________ no later than March 22, 2004.

If at any time you discover that your answer to any question was inaccurate, or if any event occurring after your completion hereof would require a change in your answer to any questions, please immediately contact ___________________.



Date:
     ------------------------            --------------------------------------
                                          (Print name of selling stockholder)

                                         By:
                                             -----------------------------------
                                                    (Signature)

                                         Name:
                                               ---------------------------------
                                                    (Print name)

                                         Title:
                                                --------------------------------

                              APPENDIX A


1.  Definition of "Beneficial Ownership"

    (a)  A "Beneficial Owner" of a security includes any person who, directly or
         indirectly,   through   any   contract,   arrangement,   understanding,
         relationship or otherwise has or shares:

         (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

         (2) Investment power which includes the power to dispose, or direct the disposition of, such security.

         Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

    (b) Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

    (c) Notwithstanding the provisions of paragraph (a), a person is deemed to be the "beneficial owner" of a security, if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in paragraphs (A), (B) or (C) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

                                 SCHEDULE 3.1(a)
                       (Subsidiaries of Pacific CMA, Inc.)


                                                                                                   Equity Interest Owned
                                                                                                         by Pacific
                                                                                                   ---------------------
Name of Company                                                       Place of Incorporation      Directly       Indirectly
---------------                                                       -----------------------     --------       -----------
Pacific CMA International LLC                                         Colorado, United States       100%

AGI Logistics (HK) Ltd.                                               Hong Kong                     100%

AGI China Ltd.                                                        Hong Kong                                        100%

Shenzhen Careship Transportation Limited
(formerly known as Guangdong Springfield Logistics Services Ltd.)     Hong Kong                                        100%

Airgate International Corporation                                     New York, United States                           81%

Airgate International Corporation (Chicago)                           Illinois, United States                           81%

                                 SCHEDULE 3.1(g)
                         (Outstanding Options, Warrants)

                                   Option Plan

         Pacific CMA, Inc. has a 2000 Stock Plan ("Plan") to issue stock options and grants pursuant to various agreements with employees, service providers, business associates. The maximum number of shares of Pacific's common stock available for the issuance under the Plan is 2,200,000 shares.

         Under the Plan, on September 1, 2000, Pacific issued options to purchase 200,000 shares of the Company's common stock at an exercise price of $0.098. These options expire on August 31, 2005.

         Also under the Plan,  Pacific  has  issued  stock  grants  for  902,550 shares.

                                    Warrants

         In or about October 2003, Pacific issued warrants to R. Keith Fetter. Mr. Fetter's warrants are exercisable at $0.85 for up to 50,000 shares of common stock until September 30, 2008.

         On or about November 18, 2003, Pacific issued to the persons and entities identified below the number of common stock purchase warrants stated opposite their names:

            Name                                         Number of Warrants (1)
                                                         ------------------
1.       Max Communications, Inc.                                31,056

2.       Castle Creek Technology Partners, LLC                   77,640

3.       Stone Street, Limited Partnership                       62,112

4.       Gamma Opportunity Capital Partners, LP                  31,056

5.       Alpha Capital A.G.                                      31,056

6.       Otape Investments, LLC                                  62,112

7.       Bristol Investment Fund, Ltd.                           93,168

8.       Polaris Partners, LP                                    46,584

9.       Insider Trend Fund, LP                                  38,820

10.      Leo E. Mindel, Non-GST Exempt Family Trust II           38,820

11.      Cornell Capital                                         31,056

12.      Whalehaven Fund, Limited                                31,056

13.      Greenwich Growth Fund, Limited                          31,056

14.      Bridges & Pipes, LLC                                    15,528



--------------
1 One-half of said warrants are exercisable at $1.61 per share with the remaining one-half of said warrants exercisable at $2.17 per share.

         In connection with the sales described above, Pacific also issued warrants to purchase 186,335 shares at an exercise price of $1.93 per share to Rockwood, Inc. ("Rockwood").

         On November 18, 2003, Pacific issued warrants to purchase an aggregate of 100,000 shares to Duncan Capital LLC ("Duncan"). One-half of the warrants issued to Duncan are exercisable at $0.80 per share and one-half are exercisable at $1.20 per share.

         On November 18, 2003, Pacific issued warrants to purchase an aggregate of 200,000 shares to Strategic Growth International, Inc. ("Strategic"). Such amount subsequently was reduced to 50,000.

         All of the Warrants issued to the fourteen (14) investors named above, Rockwood, Duncan and Strategic, expire in November 2008.

         In or about December 2003, Pacific entered into a Consulting Agreement with Piedmont Consulting, Inc. ("Piedmont"). The Agreement with Piedmont is being renegotiated, but as now stated, it may obligate Pacific to issue warrants to purchase up to 200,000 shares of Common Stock exercisable for five years at a price of $2.00. Up to 150,000 of said Warrants could be issuable in three (3) equal increments, if the last sale price of Pacific's Common Stock exceeds $3.00, $4.00 and $5.00, respectively.

                                 SCHEDULE 3.1(s)
                    (Broker's, Finder's Fees or Commissions)


1. As previously disclosed to the Purchasers, Duncan Capital LLC may be entitled to compensation.

2. Pacific Summit Securities is to receive a seven (7%) percent commission and seven (7%) percent warrant coverage.